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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 9, 2004

                            Impax Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                         0-27354               65-0403311
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


    30831 Huntwood Ave., Hayward, CA                                    94544
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(Address of principal executive offices)                             (Zip Code)

        Registrant's telephone number, including area code (510) 476-2000
                                                                 --------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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 ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
             ---------------------------------------------

         On November 9, 2004, Impax Laboratories, Inc. (the "Company") hosted an investor conference call to discuss items in the Company's November 9, 2004 press release in more detail and to allow the investment community an opportunity to ask questions. A copy of the transcript from the conference call is furnished as Exhibit 99.1 to this report.

         The Company disclaims any obligation to update the information in this report as a result of new information, future events, or otherwise.

 ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

         (c) Exhibits.

             99.1  -  Transcript of Impax Laboratories, Inc. conference call on November 9, 2004 (Furnished)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        IMPAX LABORATORIES, INC.


Date: November 10, 2004                 By:  /s/ Cornel C. Spiegler
                                             ----------------------------------
                                             Name:  Cornel C. Spiegler
                                             Title: Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
    99.1          Transcript of Impax Laboratories, Inc. conference call on
                  November 9, 2004